Quarterly Holdings Report
for
Fidelity® Clean Energy ETF
September 30, 2022
CET-NPRT1-1122
1.9903831.100
Common Stocks - 101.2%
	Shares	Value ($)
INDUSTRIALS - 27.7%
Construction & Engineering - 2.3%
Infrastructure and Energy Alternatives, Inc. (a)	31,161	421,920
Xinte Energy Co. Ltd. (H Shares)	194,400	413,074
		834,994
Electrical Equipment - 25.4%
Array Technologies, Inc. (a)	39,879	661,194
Bloom Energy Corp. Class A (a)	38,326	766,137
CS Wind Corp.	12,288	521,340
Doosan Fuel Cell Co. Ltd. (a)	21,733	434,447
Nordex SE (a)	65,945	528,840
Plug Power, Inc. (a)	51,571	1,083,507
PowerCell Sweden AB (a)	32,932	410,407
Shoals Technologies Group, Inc. (a)	32,225	694,449
Siemens Gamesa Renewable Energy SA (a)	52,342	919,137
Sunrun, Inc. (a)	34,176	942,916
TPI Composites, Inc. (a)	28,267	318,852
Vestas Wind Systems A/S	69,069	1,288,759
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	415,400	482,082
		9,052,067
TOTAL INDUSTRIALS		9,887,061
INFORMATION TECHNOLOGY - 21.1%
Electronic Equipment & Components - 1.5%
Landis+Gyr Group AG	9,523	520,536
Semiconductors & Semiconductor Equipment - 19.6%
Canadian Solar, Inc. (a)	17,120	637,720
Enphase Energy, Inc. (a)	6,641	1,842,677
First Solar, Inc. (a)	10,809	1,429,706
Flat Glass Group Co. Ltd. (a)	196,000	476,898
JinkoSolar Holdings Co. Ltd. ADR (a)	13,138	727,714
Maxeon Solar Technologies Ltd. (a)	22,720	540,054
SMA Solar Technology AG (a)	11,127	523,227
Xinyi Solar Holdings Ltd.	790,000	836,304
		7,014,300
TOTAL INFORMATION TECHNOLOGY		7,534,836
UTILITIES - 52.4%
Electric Utilities - 8.9%
Acciona SA	5,104	903,024
ORSTED A/S (b)	15,952	1,276,807
Verbund AG	11,536	988,294
		3,168,125
Independent Power and Renewable Electricity Producers - 43.5%
Albioma SA	11,163	546,792
Atlantica Sustainable Infrastructure PLC	22,693	596,826
Boralex, Inc. Class A	23,492	750,041
Brookfield Renewable Corp.	26,103	857,530
China Datang Corp. Renewable Power Co. Ltd.	1,971,000	459,487
China Longyuan Power Grid Corp. Ltd. (H Shares)	641,000	804,322
Clearway Energy, Inc. Class C	23,108	735,990
Corp. ACCIONA Energias Renovables SA	18,834	707,770
Drax Group PLC	115,848	776,573
EDP Renovaveis SA	43,841	903,644
Encavis AG	37,487	678,662
Enlight Renewable Energy Ltd. (a)	320,542	682,438
ERG SpA	22,499	622,883
Innergex Renewable Energy, Inc.	51,918	657,075
Neoen SA (b)	17,988	605,138
Northland Power, Inc.	34,358	1,011,449
Ormat Technologies, Inc.	10,209	880,016
RENOVA, Inc. (a)	26,300	618,685
Scatec Solar AS (b)	61,893	425,750
Solaria Energia y Medio Ambiente SA (a)	32,478	514,323
Sunnova Energy International, Inc. (a)	31,415	693,643
TransAlta Renewables, Inc.	50,083	532,887
West Holdings Corp.	16,400	471,906
		15,533,830
TOTAL UTILITIES		18,701,955
TOTAL COMMON STOCKS (Cost $41,145,131)		36,123,852

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $41,145,131)	36,123,852
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(411,657)
NET ASSETS - 100.0%	35,712,195

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,307,695 or 6.5% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	-	1,549,429	1,549,429	424	-	-	-	0.0%
Total	-	1,549,429	1,549,429	424	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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